Exhibit 10.3

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the 7th day of August, 2008 by and among HRPT PROPERTIES TRUST, a Maryland real estate investment trust (“HRPT”), HUB PROPERTIES TRUST, a Maryland real estate investment trust (“Hub”), and MOB REALTY TRUST, a Massachusetts nominee trust (“MOB”, and together with HRPT and Hub, each a “Seller” and collectively, “Sellers”), and SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust (“Purchaser”).

WITNESSETH:

WHEREAS, Sellers and Purchaser entered into that certain Purchase and Sale Agreement, dated as of May 5, 2008 (the “Agreement”), with respect to the purchase and sale of certain real property and other property located in Massachusetts, Pennsylvania and New York, all as more particularly described in the Agreement;

WHEREAS, the condition to Closing set forth in Sections 4.2 and 5.3 of the Agreement to obtain a Ground Lease Consent and Estoppel with respect to the Property located at 340 Thompson Road, Webster, Massachusetts (the “Webster Property”) will not be satisfied on or before the Closing Date; and

WHEREAS, Sellers and Purchaser desire to amend the Agreement to: (a) remove the Webster Property from the Agreement; (b) reduce the Purchase Price by $3,000,000 as a result of such removal; and (c) change the definition of “Title Company”, all in accordance with the terms of this Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.             Defined Terms.  Terms used in this Amendment, but not otherwise defined herein, shall have the meanings given to them in the Agreement.

2.             Allocable Purchase Price Definition.  Section 1.2 of the Agreement is hereby amended by deleting “One Hundred Twelve Million Nine Hundred Ten Thousand Eight Hundred and Twenty-Four Dollars ($112,910,824)” and inserting “One Hundred Nine Million Nine Hundred Ten Thousand Eight Hundred and Twenty-Four Dollars ($109,910,824)” in its place.

3.             Ground Lease Definition.  Section 1.8 of the Agreement is hereby deleted in its entirety and replaced with “Intentionally Deleted.”

4.             Land Definition.  Section 1.12 of the Agreement is hereby amended by deleting “Schedule B-1 through B-21” and inserting “Schedule B-1 through B-20” in its place.

5.             Properties Definition.  Section 1.18 of the Agreement is hereby amended by deleting “Schedule B-1 through B-21” and inserting “Schedule B-1 through B-20” in its place.

6.             Purchase Price Definition.  Section 1.19 of the Agreement is hereby amended by deleting “One Hundred Twelve Million Nine Hundred Ten Thousand Eight Hundred and Twenty-Four Dollars ($112,910,824)” and inserting “One Hundred Nine Million Nine Hundred Ten Thousand Eight Hundred and Twenty-Four Dollars ($109,910,824)” in its place.

7.             Title Company Definition. Section 1.23 of the Agreement is hereby amended by deleting “Lawyers Title Insurance Corporation” and inserting “Stewart Title Guaranty Company” in its place.

8.             Closing Documents.  Section 4.1(a) is hereby deleted in its entirety and replaced with the following:

“A good and sufficient deed in the applicable form attached as Schedule D hereto, with respect to each Property, in proper statutory form for recording, duly executed and acknowledged by the applicable Seller, conveying title to such Property, free from all liens and encumbrances other than the Permitted Exceptions;”

9.             Ground Lease Consent and Estoppel.  Sections 4.2 and 5.3 of the Agreement are hereby deleted in their entirety and replaced with “Intentionally Deleted.”

10.          Real Property Apportionments.  Section 9.1 of the Agreement is hereby amended by deleting the words “and the Ground Lease” from subsections (i) and (ii) thereof;

11.          Schedule A - List of Properties and Allocable Purchase Prices.  Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A attached hereto.

12.          Schedule B – Land.  Schedule B-1 through B-21 to the Agreement is hereby deleted and replaced in its entirety with Schedule B-1 through B-20 attached hereto.

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13.          Schedule C – Rent Roll.  Schedule C to the Agreement is hereby deleted and replaced in its entirety with Schedule C attached hereto.

14.          Agreement Provisions.  All provisions of the Agreement, as amended by this Amendment, are hereby ratified and confirmed and remain in full force and effect.

15.          Multiple Counterparts.  This Amendment may be executed in a number of identical counterparts.  If so executed, each counterpart is to be deemed an original for all purposes, and all such counterparts shall, collectively, constitute one agreement.  Such executed counterparts may be delivered by facsimile or by e-mail (in .pdf format) and any such counterparts so delivered shall be deemed original documents for all purposes.

16.          Non-Liability of Trustees of Seller.  The Declarations of Trust of HRPT and Hub, copies of which are duly filed with the Department of Assessments and Taxation of the State of Maryland, provide that the names “HRPT Properties Trust” and “Hub Properties Trust” refer to the trustees under such Declarations of Trust collectively as trustees, but not individually or personally, and that no trustee, officer, shareholder, employee or agent of HRPT or Hub shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, HRPT or Hub, as the case may be.  All persons dealing with the Sellers in any way shall look only to the assets of the Sellers for the payment of any sum or the performance of any obligation.

17.          Non-Liability of Trustees of Purchaser.  The Declaration of Trust of Senior Housing Properties Trust, a copy of which is duly filed with the Department of Assessments and Taxation of the State of Maryland, provides that the name “Senior Housing Properties Trust” refers to the trustees under such Declaration of Trust collectively as trustees, but not individually or personally, and that no trustee, officer, shareholder, employee or agent of Senior Housing Properties Trust shall be held to any personal liability, jointly or severally, for any obligation of, or claim against, Senior Housing Properties Trust.  All persons dealing with the Purchaser in any way shall look only to the assets of the Purchaser for the payment of any sum or the performance of any obligation.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

SELLERS:

HRPT PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John C. Popeo
John C. Popeo
Treasurer and Chief Financial Officer

HUB PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ John C. Popeo
John C. Popeo
Treasurer

MOB REALTY TRUST,
a Massachusetts nominee trust

By:	/s/ John A. Mannix
John A. Mannix, as trustee and not individually

By:	/s/ John C. Popeo
John Popeo, as trustee and not individually

PURCHASER:

SENIOR HOUSING PROPERTIES TRUST,
a Maryland real estate investment trust

By:	/s/ David J. Hegarty
David J. Hegarty
President

[SIGNATURE PAGE TO FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT]

SCHEDULE A

List of Properties and Allocable Purchase Prices

Property	Allocable Purchase Price

Fallon Clinic 35 Millbury Street Auburn, MA	$91,948,929 (Includes all MA properties listed below)

Fallon Clinic Cady Brook Plaza 20 Southbridge Road Charlton, MA	(Included in above amount)

Fallon Clinic 370 Lunenburg Street Fitchburg, MA	(Included in above amount)

Fallon Clinic 28 Grafton Common Grafton, MA	(Included in above amount)

Fallon Clinic 165 Mill Street Leominster, MA	(Included in above amount)

Fallon Clinic 108 Elm Street Milbury, MA	(Included in above amount)

Fallon Clinic 176 West Street Milford, MA	(Included in above amount)

Fallon Clinic 338 Church Street Northbridge, MA	(Included in above amount)

Fallon Clinic 405-407 Main Street Spencer, MA	(Included in above amount)

Fallon Clinic 67 Hall Road Sturbridge, MA	(Included in above amount)

Property	Allocable Purchase Price

Fallon Clinic 112 E. Main Street Westborough, MA	(Included in above amount)

Fallon Clinic 106 East Main Street Westborough, MA	(Included in above amount)

Fallon Clinic 630 Plantation Street Worcester, MA	(Included in above amount)

Fallon Clinic 277 E. Mountain Street Worcester, MA	(Included in above amount)

Fallon Clinic 135 Gold Star Boulevard Worcester, MA	(Included in above amount)

Fallon Clinic 95 Lincoln Street Worcester, MA	(Included in above amount)

Fallon Clinic 191 May Street Worcester, MA	(Included in above amount)

Fallon Clinic 425 N. Lake Avenue Worcester, MA	(Included in above amount)

210 Mall Boulevard King of Prussia, PA	$6,055,222

H.I.P. of Brooklyn Citibank Building, 6300 Eighth Avenue Brooklyn, NY	$11,906,673

Total:	$109,910,824

SCHEDULE B-1 through B-20

Land

SCHEDULE C

Rent Roll

Certain Schedules to this agreement have been omitted.  The Company agrees to furnish supplementally copies of any of the omitted Schedules to the Securities and Exchange Commission upon request.